Exhibit 10.50

THIRD AMENDMENT TO

AMENDMENT, MODIFICATION, AND SUPPLEMENT TO

SECURITIES PURCHASE AMENDMENT

Dated May 15, 2015

The undersigned parties hereby amend that certain Amendment, Modification and Supplement to the Securities Purchase Agreement, dated as of March 24, 2015, as amended on April 8, 2015 and April 24, 2015, (the “Amendment”) by and among Medbox, Inc., a Nevada corporation (the “Company”) and Redwood Management, LLC (also acting on behalf of Redwood Fund III Ltd., Redwood Fund II LLC and RDW Capital, LLC) (the “Purchaser”) as of the date hereof as follows:

Section 2.1(d) of the Amendment shall hereby be deleted in its entirety and replaced with the following language:

“(d) a fourth Tranche in the Principal Amount of $1,000,000 for a Subscription Amount of $1,000,000, $150,000 of which shall be closed on each of May 15, May 22, and May 29, 2015 and $550,000 of which shall be closed within two (2) days of the SEC Effective Date (in the aggregate, the “Fourth Modified Closing”), provided however, that the Third Modified Closing has occurred and each of the conditions set out in Section 2.4 hereof shall have been satisfied;”

Except as expressly provided herein, all other figures, terms and conditions in the Amendment shall remain unmodified and in full force and effect as originally written.

This amendment may be executed in counterpart, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party.

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IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed as a deed on the date first above written.

MEDBOX, INC.

By:
Name: C. Douglas Mitchell
Title: Chief Financial Officer

REDWOOD MANAGEMENT, LLC (on behalf of itself and Redwood Fund III Ltd., Redwood Fund II LLC and RDW Capital, LLC)

By:
Name: John DeNobile
Title: Manager

[Signature page to Third Amendment to Amendment, Modification and Supplement to Securities Purchase Agreement]